Exhibit 99.1

October 27, 2010

EXPLORATION NEWS RELEASE

EL GALLO SILVER MINERALIZATION EXTENDED EAST AND SOUTH

REGIONAL DRILLING RETURNS ENCOURAGING GOLD AND SILVER RESULTS

El Gallo — Near Surface: 90.7 GPT Silver over 23.8 Meters and 93.8 GPT Silver over 19.9 Meters

Regional: 236.2 GPT Silver, 1.6 GPT Gold over 18.6 Meters

TORONTO, ONTARIO (OCTOBER 27, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from 17 new core holes from El Gallo and the surrounding region, located in Mexico’s Sinaloa State. Drilling at El Gallo focused on expanding the silver mineralization beyond the limits of the currently defined resource. Regional drilling tested a prospective area 6.5 miles (10.5 km) north of El Gallo, where the goal is to identify new mineralization that could conceptually be mined and shipped to a central process facility.

El Gallo: Main Zone Extended to the East

2.6 opt silver over 77.9 ft (90.7 gpt over 23.8 m)

Three new holes, drilled east of the known mineralization, extended the Main Zone by total of 165 ft (50 m) (Fig. 2, 4, 5). The results are encouraging because they indicate that the mineral envelope is widening as drilling progresses to the east and southeast. Prior holes in this area intersected a thinner part of the upper mineralized zone. The mineralization remains open and these results indicate good potential for further expansion.

Hole #	Silver	Length	From	Silver	Length	From
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-228	2.1	58.9	128.8	70.8	18.0	39.3
Including	9.0	3.4	167.2	309.0	1.1	51.0
And	3.4	48.6	423.6	117.3	14.8	129.1
Including	14.1	3.8	430.9	482.0	1.2	131.4
And	3.0	19.0	549.9	103.7	5.8	167.6

GAX-241	6.8	4.9	140.1	234.0	1.5	42.7
And	2.7	65.3	200.1	93.8	19.9	61.0
Including	8.9	10.8	226.4	306.3	3.3	69.0
And	6.7	7.2	320.2	228.2	2.2	97.6

GAX-242	2.6	77.9	270.7	90.7	23.8	82.5
Including	16.0	3.6	317.9	549.0	1.1	96.9

El Gallo:  Main Zone Extended to the South

87.1 opt Silver over 3.6 ft (2,986.4 gpt over 1.1 m)

Drill hole GAX-226 was designed to test for the extension of the Main Zone to the south and to test for continuity with the Southwest Zone (Fig 2, 6). This hole successfully achieved its objectives. Follow-up drilling is focused on defining greater continuity over a larger area. GAX-236 was drilled in order to upgrade the mineralization in the central portion of the zone to an indicated category and consequently expand the inferred mineralization (Fig 2, 7).

The results from this hole met expectations and further drilling is ongoing in the area. GAX-261, the last hole highlighted in the table below, looked to test for an extension of deeper mineralization that was previously defined by two core holes. This hole was drilled 80 ft (25 m) east of prior holes and the results demonstrate that the zone continues in this direction. US Gold geologists are encouraged by the grade of this intercept, which returned 87.1 opt silver over 3.6 ft (2,986.4 gpt over 1.1 m). Although additional drilling is required, the results may represent a more traditional high-grade structurally controlled vein versus the wide breccias bodies that host the majority of the silver mineralization at El Gallo.

Hole #	Silver	Length	From	Silver	Length	From
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-226	5.3	17.7	54.4	180.8	5.4	16.6
Including	17.3	4.8	54.5	593.1	1.5	16.6

GAX-236	2.5	74.5	240.3	86.2	22.7	73.3
Including	20.5	4.4	310.4	703.0	1.4	94.6

GAX-261	87.1	3.6	459.8	2,986.4	1.1	140.2

Lower Grade Enhancing El Gallo’s Value

As additional drilling defines the Southwest Zone, a near-surface cap of lower grade mineralization has started to emerge. US Gold believes this material has potential economic value, since the mineralization starts at or near surface and test results to determine the silver’s amenability to heap leaching have been positive. Two new holes were drilled approximately 475 ft (145 m) along strike from prior drilling in order to help determine the target’s size potential (Fig. 2). These holes successfully encountered the zone, with the mineralization being slightly down-faulted, starting at 115 ft (35 m) below surface. Grades encountered in these holes are higher than the expected average heap leach grade at El Gallo.

Hole #	Silver	Length	From	Silver	Length	From
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-224	2.5	23.5	116.1	85.0	7.2	35.4
Including	10.5	3.4	131.1	360.0	1.1	39.7

GAX-225	1.4	19.8	132.4	47.7	6.1	40.4

Regional Exploration Drilling Encounters Early Success

Recent drilling took place at a prospect known as Chapotillo located 6.5 miles (10.5 km) north of El Gallo (Fig. 1). The area was indentified through regional prospecting. Although Chapotillo is located near El Gallo, it is different in two aspects: 1) the gold grades are higher, and, 2) it is a structurally controlled vein, more typical of the epithermal mineral systems found in Mexico.

Four recently drilled holes targeted near surface mineralization over a strike length of 325 ft (100 m). Hole CHX-007 intercepted a wide zone of mineralization, indicating there is good potential to build ounces should similar results be encountered by future drilling. The remaining three holes all intersected the mineral structure, encountering narrower intersections of good grade.  Six holes drilled in 2009 targeted Chapotillo’s deep potential. Although the mineralized structure was intersected, results from these earlier holes suggest the best potential for expansion is near surface and along strike.

Hole #	Silver	Gold	Length		From	Silver	Gold	Length		From
	(opt)	(opt)	(ft)		(ft)	(gpt)	(gpt)	(m)		(m)

CHX-007	6.9	0.05	60.9	*	7.7	236.2	1.6	18.6	*	2.3
Including	27.6	0.06	10.0		30.0	947.0	2.1	3.1		9.2

CHX-008	3.5	0.05	4.4		34.3	118.9	1.6	1.4		10.5

CHX-009	3.0	0.05	8.7		19.8	104.4	1.8	2.7		6.1

CHX-011	8.0	0.07	4.3		35.1	274.0	2.4	1.3		10.7

*Includes 10 ft (3.1 m) of no sample where the core hole intersected an underground working

Resource Estimate & Preliminary Economic Assessment Update

An updated NI 43-101 compliant resource estimate for El Gallo is scheduled to be released within 2 weeks. Also, work continues to progress on the El Gallo Preliminary Economic Assessment, which will be released late December or early January. This study will also evaluate the feasibility of mining gold and silver mineralization from Magistral and Palmarito and shipping it to a central processing facility.

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. The El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

ABOUT US GOLD (www.usgold.com)

US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. US Gold explores for gold and silver in the Americas, has an exciting silver discovery called El Gallo in Mexico, and is advancing its Gold Bar Project in Nevada towards production. US Gold has a strong treasury and is debt free. The company’s shares are listed on the NYSE Amex, and the Toronto Stock Exchange under the symbol UXG, trading 1.2 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball	Mailing Address
Senior Vice-President	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Table 1. El Gallo Silver Project: Core Holes Assays	October 27, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-224	2.5	23.5	116.1	85.0	7.2	35.4	0°	-90°	211518	284288

Including	10.5	3.4	131.1	360.0	1.1	39.7

GAX-225	1.4	19.8	132.4	47.7	6.1	40.4	0°	-90°	211531	2842830

GAX-226	5.3	17.7	54.5	180.8	5.4	16.6	170°	-45°	211931	2843097

Including	17.3	4.8	54.5	593.1	1.5	16.6

GAX-227	2.4	24.0	119.8	84.0	7.3	36.5	350°	-45°	212144	2843348

GAX-228	2.1	58.9	128.8	70.8	18.0	39.3	350°	-45°	212144	2843348

Including	9.0	3.4	167.2	309.0	1.1	51.0

And	3.4	48.6	423.6	117.3	14.8	129.1

Including	14.1	3.8	430.9	482.0	1.2	131.4

And	3.0	19.0	549.9	103.7	5.8	167.6

GAX-233	2.0	42.5	75.1	69.4	13.0	22.9	350°	-45°	212033	2843370

Including	7.5	4.9	95.1	255.7	1.5	29.0

GAX-234	19.8	9.8	152.4	677.8	3.0	46.5	350°	-45°	212061	2843400

Including	113.8	1.6	160.6	3,900.0	0.5	49.0

GAX-235	3.5	7.5	281.2	118.5	2.3	85.7	350°	-65°	212107	2843137

And	2.6	6.9	320.5	90.5	2.1	97.7

GAX-236	2.5	74.5	240.3	86.2	22.7	73.3	350°	–65°	212077	2843158

Including	20.5	4.4	310.4	703.0	1.4	94.6

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-241	6.8	4.9	140.1	234.0	1.5	42.7	0°	-90°	212400	2843165

And	2.7	65.3	200.1	93.8	19.9	61.0

Including	8.9	10.8	22.6	306.3	3.3	69.0

And	6.7	7.2	320.2	228.2	2.2	97.6

GAX-242	2.6	77.9	270.7	90.7	23.8	82.5	170°	-70°	212382	2843161

Including	16.0	3.6	317.9	549.0	1.1	96.9

GAX-243	1.5	25.6	188.0	50.9	7.8	57.3	0°	-90°	212448	2843334

GAX-261	87.1	3.6	459.8	2,986.4	1.1	140.2	350°	-60°	212113	2843088

Figure 1

El Gallo District - US Gold Project Location

October 2010

180000
190000
200000
210000
220000
230000
240000
250000
2870000
2860000
2850000
2840000
2830000
Legend
US Gold Concessions
Third Party Concessions
CHAPOTILLO
EL GALLO
MAGISTRAL
PALMARITO
N
0 3 6
Miles
0 5 10
Km

US★GOLD

Figure 2

El Gallo - Plan View (Aerial) Map of Drill Hole Locations

October 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Resource Outline July 2010
Newly Discovered Mineralization
New Core Holes October 2010
Drill Target Areas
Topography Lines
North Zone
Main Zone
Southwest Zone
GAX-233
GAX-227
GAX-228
GAX-242
GAX-241
(Vertical Hole)
GAX-236
GAX-261
GAX-226
GAX-224
(Vertical Hole)
GAX-225
(Vertical Hole)
N
0
100
200
Meters
0
300
600
Feet

US★GOLD

Figure 3

El Gallo - Plan View (Aerial) Map of Cross Section Locations

October 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineral Outline
Topography Lines
Cross Section
North Zone
Main Zone
Southwest Zone
Cross Section Location Figure 6
Cross Section Location Figure 7
Cross Section Location Figure 4
Cross Section Location Figure 5
0 100 200
Meters
0 300 600
Feet
N

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 27)

October 2010

NW
Surface
SE
300 Elev
300 Elev
2.6opt Ag / 77.9 ft
(90.7 gpt / 23.8 m)
Zone Open To Southeast
200 Elev
200 Elev
GAX-137
GAX-200
GAX-126
GAX-138
GAX-125
GAX-190
GAX-201
GAX-207
GAX-242
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept October 2010
GAX-242 = Drill Hole ID
165 ft
50 m

Figure 5

El Gallo Cross Section – Looking East (Section Number: NWSE South 28)

October 25, 2010

NW
Surface
SE
300 Elev
300 Elev
200 Elev
200 Elev
6.8 opt Ag / 4.9 ft
(234.0 gpt / 1.5 m)
Zone Open To Southeast
2.7 opt Ag / 65.3 ft
(93.8 gpt / 19.9 m)
6.7 opt Ag / 7.2 ft
(228.2 gpt / 2.2 m)
GAX-139
GAX-206
GAX-220
GAX-241
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept October 25, 2010
GAX-241 = Drill Hole ID
165 ft
50 m

US★GOLD

Figure 6

El Gallo Cross Section – Looking East (Section Number: NWSE South 09)

October 2010

NW
Surface
SE
Zone Open
To Southeast
300
Elev
300
Elev
5.3 opt Ag / 17.7 ft
(180.8 gpt / 5.4 m)
GAX-096
GAX-097
GAX-226
GAX-033
GAX-027
GAX-044
200
Elev
GAX-037
GAX-035
200
Elev
GAX-021
GAX-116
GAX-022
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
October 2010
GAX-226 = Drill Hole ID
165 ft
50 m

US★GOLD

Figure 7

El Gallo Cross Section – Looking East (Section Number: NWSE South 15)

October 2010

NW
Surface
SE
300
Elev
300
Elev
200
Elev
200
Elev
2.5 opt Ag / 74.5 ft
(86.2 gpt / 22.7 m)
Zone Open
To Southeast
GAX-236
GAX-151
GAX-020
GAX-109
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
October 2010
GAX-261 = Drill Hole ID
165 ft
50 m